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                                                                    EXHIBIT 99.4


                         CONSENT OF ERNST & YOUNG AUDIT


We consent to the use of our report dated April 19, 2002, with respect to the consolidated financial statements of LexiQuest, S.A. for the years ended December 31, 2000 and 2001 included in the Current Report (Form 8-K/A No. 2) of SPSS Inc. dated April 22, 2002.

Ernst & Young Audit

Represented by John Mackey
Paris, France
April 22, 2002